                                                                    EXHIBIT 99.1

            CERTIFICATES FOR HOME EQUITY AND HOME IMPROVEMENT LOANS
                                 SERIES 2001-B

      INFORMATION REGARDING INITIAL, ADDITIONAL AND SUBSEQUENT CONTRACTS

Set forth below is information regarding home equity and home improvement loan contracts transferred to the trust formed in May 2001, or substituted for some of these contracts, as permitted by the pooling and servicing agreement, on or before the date of this report. The information below relates to the initial contracts described in the prospectus supplement dated April 25, 2001, the additional contracts transferred to the trust on the closing date and subsequent contracts transferred to the trust on May 30, 2001. No contracts will be transferred to the trust after May 30, 2001. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the prospectus supplement dated April 25, 2001.

        Geographical Distribution of Mortgaged Properties--Group I-A Loans

                                                                       % of
                                                                     Group I-A
                                                                     Loans by
                                               Aggregate Principal  Outstanding
                                   Number of         Balance         Principal
                                  Loans as of   Outstanding as of  Balance as of
                                  Cut-off Date    Cut-off Date     Cut-off Date
                                  ------------ ------------------- -------------
Alabama..........................       47       $  3,078,199.04        2.05%
Arizona..........................       52          4,567,986.82        3.05
Arkansas.........................       23          1,360,523.19        0.91
California.......................      180         17,655,247.80       11.77
Colorado.........................       45          4,116,062.57        2.74
Connecticut......................       26          2,633,821.04        1.76
Delaware.........................        3            273,877.89        0.18
District of Columbia.............        3            388,582.73        0.26
Florida..........................      121         10,805,726.66        7.20
Georgia..........................       48          3,685,529.42        2.46
Idaho............................        5            500,037.96        0.33
Illinois.........................       85          5,929,832.43        3.95
Indiana..........................       50          2,945,238.39        1.96
Iowa.............................       55          3,412,594.76        2.28
Kansas...........................       28          1,710,774.73        1.14
Kentucky.........................       16            974,537.40        0.65
Louisiana........................       36          3,201,905.65        2.13
Maine............................        5            358,338.02        0.24
Maryland.........................       20          1,276,480.93        0.85
Massachusetts....................       29          2,167,329.43        1.44
Michigan.........................      116          9,106,117.19        6.07
Minnesota........................       51          3,565,105.09        2.38
Mississippi......................       26          1,972,864.03        1.32
Missouri.........................       60          3,042,244.92        2.03
Nebraska.........................       21          1,234,527.10        0.82
Nevada...........................       21            805,667.81        0.54
New Hampshire....................        9            695,605.20        0.46
New Jersey.......................       38          4,075,259.97        2.72
New Mexico.......................        8          1,066,972.96        0.71
New York.........................       68          4,991,716.38        3.33
North Carolina...................       60          4,874,942.03        3.25
North Dakota.....................        3            176,772.90        0.12
Ohio.............................       65          4,923,130.53        3.28
Oklahoma.........................       29          1,809,616.81        1.21
Oregon...........................       11            815,918.11        0.54
Pennsylvania.....................       89          4,966,362.04        3.31
Rhode Island.....................       11            566,530.98        0.38
South Carolina...................       45          3,717,495.63        2.48
South Dakota.....................        5            439,837.74        0.29
Tennessee........................       46          3,704,423.31        2.47
Texas............................      242         12,065,571.40        8.04
Utah.............................       12            825,890.45        0.55
Vermont..........................        4            125,182.69        0.08
Virginia.........................       28          2,291,373.42        1.53
Washington.......................       35          4,311,593.17        2.87
West Virginia....................       11            466,386.21        0.31
Wisconsin........................       36          2,069,371.95        1.38
Wyoming..........................        5            251,277.61        0.17
                                     -----       ---------------      ------
Total............................    2,032       $150,000,384.49      100.00%
                                     =====       ===============      ======

                      Years of Origination--Group I-A Loans

                                                                  % of
                           Number of                       Group I-A Loans by
                             Loans    Aggregate Principal Outstanding Principal
                           as of Cut- Balance Outstanding     Balance as of
Year of Origination         off Date  as of Cut-off Date      Cut-off Date
-------------------        ---------- ------------------- ---------------------
1995......................       1      $     40,129.18            0.03%
1997......................       6           225,917.12            0.15
1998......................       8           207,041.01            0.14
1999......................      63         3,857,239.99            2.57
2000......................     450        28,752,461.82           19.17
2001......................   1,504       116,917,595.37           77.94
                             -----      ---------------          ------
    Total.................   2,032      $150,000,384.49          100.00%
                             =====      ===============          ======

             Distribution of Original Loan Amounts--Group I-A Loans

                                                                 % of
                          Number of                       Group I-A Loans by
                            Loans    Aggregate Principal Outstanding Principal
Original Loan Amount (in  as of Cut- Balance Outstanding     Balance as of
Dollars)                   off Date  as of Cut-off Date      Cut-off Date
------------------------  ---------- ------------------- ---------------------
$ 10,000.00 to
 $ 19,999.99.............     164      $  2,420,967.50            1.61%
$ 20,000.00 to
 $ 29,999.99.............     280         6,890,022.98            4.59
$ 30,000.00 to
 $ 39,999.99.............     248         8,472,849.11            5.65
$ 40,000.00 to
 $ 49,999.99.............     204         9,034,011.29            6.02
$ 50,000.00 to
 $ 59,999.99.............     164         8,948,172.53            5.97
$ 60,000.00 to
 $ 69,999.99.............     154         9,884,490.54            6.59
$ 70,000.00 to
 $ 79,999.99.............     146        10,834,262.16            7.22
$ 80,000.00 to
 $ 89,999.99.............      92         7,700,281.61            5.13
$ 90,000.00 to
 $ 99,999.99.............      89         8,373,750.91            5.58
$100,000.00 to
 $109,999.99.............      82         8,523,688.00            5.68
$110,000.00 to
 $119,999.99.............      60         6,866,434.26            4.58
$120,000.00 to
 $129,999.99.............      61         7,573,322.95            5.05
$130,000.00 to
 $139,999.99.............      56         7,466,107.07            4.98
$140,000.00 to
 $149,999.99.............      33         4,786,703.62            3.19
$150,000.00 to
 $159,999.99.............      31         4,786,165.27            3.19
$160,000.00 to
 $169,999.99.............      23         3,757,571.22            2.51
$170,000.00 to
 $179,999.99.............      16         2,795,671.59            1.86
$180,000.00 to
 $189,999.99.............      20         3,652,409.68            2.43
$190,000.00 to
 $199,999.99.............      15         2,906,398.28            1.94
$200,000.00 to
 $209,999.99.............      13         2,639,494.65            1.76
$210,000.00 to
 $219,999.99.............      11         2,345,426.34            1.56
$220,000.00 to
 $229,999.99.............       9         2,015,352.89            1.34
$230,000.00 to
 $239,999.99.............       7         1,629,320.90            1.09
$240,000.00 to
 $249,999.99.............       8         1,933,630.00            1.29
$250,000.00 to
 $259,999.99.............       7         1,777,998.53            1.19
$260,000.00 to
 $269,999.99.............       6         1,574,506.29            1.05
$270,000.00 to
 $279,999.99.............       5         1,369,774.48            0.91
$280,000.00 to
 $289,999.99.............       7         1,996,879.67            1.33
$290,000.00 to
 $299,999.99.............       1           294,170.00            0.20
$300,000.00 to
 $309,999.99.............       2           608,510.43            0.41
$310,000.00 to
 $319,999.99.............       3           944,665.34            0.63
$320,000.00 to
 $329,999.99.............       1           324,603.75            0.22
$330,000.00 to
 $339,999.99.............       2           665,665.89            0.44
$340,000.00 to
 $349,999.99.............       1           344,771.40            0.23
$350,000.00 to
 $359,999.99.............      10         3,498,633.36            2.33
$360,000.00 to
 $369,999.99.............       1           363,700.00            0.24
                            -----      ---------------          ------
    Total................   2,032      $150,000,384.49          100.00%
                            =====      ===============          ======

                           Loan Rates--Group I-A Loans

                             Number of                             % of
                               Loans                        Group I-A Loans by
                               as of   Aggregate Principal Outstanding Principal
                               Cut-    Balance Outstanding     Balance as of
Range of Loan Rates          off Date  as of Cut-off Date      Cut-off Date
-------------------          --------- ------------------- ---------------------
 8.501% to  9.000%..........       3     $    362,385.06            0.24%
 9.001% to  9.500%..........      19        2,324,954.69            1.55
 9.501% to 10.000%..........      28        3,245,949.54            2.16
10.001% to 10.500%..........      26        2,873,063.60            1.92
10.501% to 11.000%..........      68        9,719,928.27            6.48
11.001% to 11.500%..........      72        9,679,855.87            6.45
11.501% to 12.000%..........     163       18,754,498.91           12.50
12.001% to 12.500%..........     152       14,663,524.85            9.78
12.501% to 13.000%..........     369       30,601,159.20           20.40
13.001% to 13.500%..........     270       19,364,485.95           12.91
13.501% to 14.000%..........     292       16,502,047.75           11.00
14.001% to 14.500%..........     288       11,174,362.27            7.45
14.501% to 15.000%..........     222        8,536,707.02            5.69
15.001% to 15.500%..........      32        1,352,561.77            0.90
15.501% to 16.000%..........      11          442,297.23            0.29
16.001% to 16.500%..........       9          226,581.17            0.15
17.001% to 17.500%..........       3           69,300.10            0.05
17.501% to 18.000%..........       2           46,167.57            0.03
18.001% to 18.500%..........       2           40,327.30            0.03
18.501% to 19.000%..........       1           20,226.37            0.01
                               -----     ---------------          ------
    Total...................   2,032     $150,000,384.49          100.00%
                               =====     ===============          ======

                  Remaining Months to Maturity--Group I-A Loans

                                                                  % of
                           Number of                       Group I-A Loans by
Months Remaining to          Loans    Aggregate Principal Outstanding Principal
Scheduled Maturity         as of Cut- Balance Outstanding     Balance as of
as of Cut-off Date          off Date  as of Cut-off Date      Cut-off Date
-------------------        ---------- ------------------- ---------------------
1 to 60...................       5      $     75,178.25            0.05%
61 to 120.................     107         3,694,568.17            2.46
121 to 180................     333        20,352,817.02           13.57
181 to 240................     893        58,404,835.08           38.94
241 to 300................     176        11,772,492.52            7.85
301 to 360................     518        55,700,493.45           37.13
                             -----      ---------------          ------
    Total.................   2,032      $150,000,384.49          100.00%
                             =====      ===============          ======

                         Lien Position--Group I-A Loans

                                                                  % of
                           Number of                       Group I-A Loans by
                             Loans    Aggregate Principal Outstanding Principal
                           as of Cut- Balance Outstanding     Balance as of
Position                    off Date  as of Cut-off Date      Cut-off Date
--------                   ---------- ------------------- ---------------------
First.....................   1,223      $117,349,667.35           78.23%
Second....................     792        31,817,924.15           21.21
Third.....................      17           832,792.99            0.56
                             -----      ---------------          ------
    Total.................   2,032      $150,000,384.49          100.00%
                             =====      ===============          ======

                  Combined Loan-to-Value Ratio--Group I-A Loans

                                                                  % of Group I-A
                               Number of   Aggregate Principal  Loans by Outstanding
                              Loans as of  Balance Outstanding   Principal Balance
Combined Loan-to-Value Ratio  Cut-off Date as of Cut-off Date    as of Cut-off Date
----------------------------  ------------ ------------------- ----------------------
10.001% to 15.000%..........         5       $     91,940.33             0.06%
15.001% to 20.000%..........         3            105,709.37             0.07
20.001% to 25.000%..........         2             45,356.89             0.03
25.001% to 30.000%..........         4            107,689.20             0.07
30.001% to 35.000%..........         4             98,926.80             0.07
35.001% to 40.000%..........         1             24,345.78             0.02
40.001% to 45.000%..........         8            348,407.70             0.23
45.001% to 50.000%..........        11            699,766.58             0.47
50.001% to 55.000%..........        14            895,319.93             0.60
55.001% to 60.000%..........        20          1,476,205.01             0.98
60.001% to 65.000%..........        33          1,871,345.48             1.25
65.001% to 70.000%..........        49          2,973,634.24             1.98
70.001% to 75.000%..........        76          4,520,263.99             3.01
75.001% to 80.000%..........       237         14,125,700.19             9.42
80.001% to 85.000%..........       176         11,950,335.82             7.97
85.001% to 90.000%..........       289         23,432,557.58            15.62
90.001% to 95.000%..........       370         30,592,032.41            20.39
95.001% to 100.000%.........       730         56,640,847.19            37.76
                                 -----       ---------------           ------
    Total...................     2,032       $150,000,384.49           100.00%
                                 =====       ===============           ======

       Geographical Distribution of Mortgaged Properties--Group I-B Loans

                                                                       % of
                                                                     Group I-B
                                                                     Loans by
                                               Aggregate Principal  Outstanding
                                   Number of         Balance         Principal
                                  Loans as of   Outstanding as of  Balance as of
                                  Cut-off Date    Cut-off Date     Cut-off Date
                                  ------------ ------------------- -------------
Alabama..........................      135       $  8,386,517.85        2.38%
Arizona..........................      151         12,560,668.24        3.56
Arkansas.........................       66          4,695,565.92        1.33
California.......................      432         46,749,163.29       13.24
Colorado.........................      101         10,327,776.29        2.93
Connecticut......................       97          8,234,214.26        2.33
Delaware.........................       10            797,322.99        0.23
District of Columbia.............        5            242,340.76        0.07
Florida..........................      268         22,247,585.66        6.30
Georgia..........................      155         11,603,746.70        3.29
Idaho............................       10            749,314.06        0.21
Illinois.........................      223         14,307,088.47        4.05
Indiana..........................       71          4,386,162.24        1.24
Iowa.............................       55          3,758,416.22        1.06
Kansas...........................       57          3,012,496.17        0.85
Kentucky.........................       53          3,897,991.01        1.10
Louisiana........................       69          4,699,063.98        1.33
Maine............................       16            786,628.97        0.22
Maryland.........................       33          2,527,445.92        0.72
Massachusetts....................       58          4,736,551.37        1.34
Michigan.........................      231         18,762,749.86        5.32
Minnesota........................      188         12,788,204.12        3.62
Mississippi......................       56          3,613,178.51        1.02
Missouri.........................      144          9,510,234.71        2.69
Montana..........................        4            364,011.02        0.10
Nebraska.........................       42          2,657,574.33        0.75
Nevada...........................       43          3,098,414.10        0.88
New Hampshire....................       23          1,459,562.41        0.41
New Jersey.......................       73          5,892,452.27        1.67
New Mexico.......................       11            707,112.14        0.20
New York.........................      200         16,855,044.81        4.77
North Carolina...................       94          7,212,209.97        2.04
North Dakota.....................       15            734,273.13        0.21
Ohio.............................      169         11,330,654.91        3.21
Oklahoma.........................       39          2,836,655.29        0.80
Oregon...........................       21          1,364,711.99        0.39
Pennsylvania.....................      261         14,232,142.79        4.03
Rhode Island.....................       14          1,518,571.59        0.43
South Carolina...................      122          8,754,713.29        2.48
South Dakota.....................       11            542,601.92        0.15
Tennessee........................       96          7,596,343.94        2.15
Texas............................      369         21,298,758.32        6.03
Utah.............................       28          1,599,249.43        0.45
Vermont..........................       18          1,278,119.23        0.36
Virginia.........................       98          7,593,750.56        2.15
Washington.......................      119         13,249,956.11        3.75
West Virginia....................       31          1,892,748.18        0.54
Wisconsin........................       69          4,977,236.54        1.41
Wyoming..........................        9            572,002.53        0.16
                                     -----       ---------------      ------
Total............................    4,663       $352,999,298.37      100.00%
                                     =====       ===============      ======

                      Years of Origination--Group I-B Loans

                                                                 % of
                           Number of                       Group I-B Loans by
                             Loans    Aggregate Principal Outstanding Principal
                           as of Cut- Balance Outstanding     Balance as of
Year of Origination         off Date  as of Cut-off Date      Cut-off Date
-------------------        ---------- ------------------- ---------------------
1974......................       1      $     17,958.61            0.01%
1975......................       1             5,925.60               *
1978......................       2            47,689.15            0.01
1983......................       1            54,517.71            0.02
1987......................       1            21,369.85            0.01
1988......................       1             6,368.57               *
1989......................       3           382,918.21            0.11
1990......................       6           524,601.08            0.15
1992......................       1            57,611.62            0.02
1993......................       2            64,584.80            0.02
1995......................      10           382,028.87            0.11
1996......................       7           394,112.10            0.11
1997......................      36         2,689,141.04            0.76
1998......................      36         2,733,999.26            0.77
1999......................      79         4,464,780.90            1.26
2000......................     463        27,461,214.82            7.78
2001......................   4,013       313,690,476.18           88.86
                             -----      ---------------          ------
    Total.................   4,663      $352,999,298.37          100.00%
                             =====      ===============          ======
--------
* Indicates an amount greater than zero but less than .005% of the aggregate principal balance of the group I-B loans.

         Distribution of Original Loan Amounts--Initial Group I-B Loans

                                                                 % of
                          Number of                       Group I-B Loans by
                            Loans    Aggregate Principal Outstanding Principal
Original Loan Amount (in  as of Cut- Balance Outstanding     Balance as of
Dollars)                   off Date  as of Cut-off Date      Cut-off Date
------------------------  ---------- ------------------- ---------------------
$ 10,000.00 to
 $ 19,999.99.............     308      $  4,658,111.97            1.32%
$ 20,000.00 to
 $ 29,999.99.............     583        14,351,734.80            4.07
$ 30,000.00 to
 $ 39,999.99.............     552        18,949,740.68            5.37
$ 40,000.00 to
 $ 49,999.99.............     472        21,102,797.33            5.98
$ 50,000.00 to
 $ 59,999.99.............     448        24,343,516.18            6.90
$ 60,000.00 to
 $ 69,999.99.............     375        24,167,313.87            6.85
$ 70,000.00 to
 $ 79,999.99.............     315        23,289,570.17            6.60
$ 80,000.00 to
 $ 89,999.99.............     234        19,691,229.56            5.58
$ 90,000.00 to
 $ 99,999.99.............     228        21,496,644.71            6.09
$100,000.00 to
 $109,999.99.............     181        18,949,070.42            5.37
$110,000.00 to
 $119,999.99.............     159        18,098,746.66            5.13
$120,000.00 to
 $129,999.99.............     129        15,993,738.05            4.53
$130,000.00 to
 $139,999.99.............     118        15,864,634.73            4.49
$140,000.00 to
 $149,999.99.............      81        11,671,594.43            3.31
$150,000.00 to
 $159,999.99.............      84        12,908,395.19            3.66
$160,000.00 to
 $169,999.99.............      56         9,224,976.22            2.61
$170,000.00 to
 $179,999.99.............      52         9,061,391.93            2.57
$180,000.00 to
 $189,999.99.............      38         6,858,470.00            1.94
$190,000.00 to
 $199,999.99.............      35         6,801,477.68            1.93
$200,000.00 to
 $209,999.99.............      40         8,126,079.57            2.30
$210,000.00 to
 $219,999.99.............      22         4,696,556.20            1.33
$220,000.00 to
 $229,999.99.............      22         4,927,829.28            1.40
$230,000.00 to
 $239,999.99.............      19         4,445,049.81            1.26
$240,000.00 to
 $249,999.99.............      17         4,120,013.44            1.17
$250,000.00 to
 $259,999.99.............      12         3,047,790.13            0.86
$260,000.00 to
 $269,999.99.............      14         3,688,586.13            1.04
$270,000.00 to
 $279,999.99.............      14         3,852,819.45            1.09
$280,000.00 to
 $289,999.99.............       4         1,135,361.40            0.32
$290,000.00 to
 $299,999.99.............       7         2,061,961.79            0.58
$300,000.00 to
 $309,999.99.............       5         1,524,946.14            0.43
$310,000.00 to
 $319,999.99.............       5         1,584,462.51            0.45
$320,000.00 to
 $329,999.99.............       2           649,000.00            0.18
$330,000.00 to
 $339,999.99.............       8         2,674,685.55            0.76
$340,000.00 to
 $349,999.99.............       4         1,375,059.52            0.39
$350,000.00 to
 $359,999.99.............      11         3,868,578.77            1.10
$360,000.00 to
 $369,999.99.............       1           369,000.00            0.10
$370,000.00 to
 $379,999.99.............       1           371,981.27            0.11
$380,000.00 to
 $389,999.99.............       2           769,500.00            0.22
$400,000.00 to
 $409,999.99.............       1           401,882.83            0.11
$440,000.00 to
 $449,999.99.............       1           441,000.00            0.12
$450,000.00 to
 $459,999.99.............       1           452,000.00            0.13
$460,000.00 to
 $469,999.99.............       1           461,000.00            0.13
$470,000.00 to
 $479,999.99.............       1           471,000.00            0.13
                            -----      ---------------          ------
    Total................   4,663      $352,999,298.37          100.00%
                            =====      ===============          ======

                           Loan Rates--Group I-B Loans

                             Number of                             % of
                               Loans                        Group I-B Loans by
                               as of   Aggregate Principal Outstanding Principal
                               Cut-    Balance Outstanding     Balance as of
Range of Loan Rates          off Date  as of Cut-off Date      Cut-off Date
-------------------          --------- ------------------- ---------------------
Less than 5.001%............       1     $     25,843.07            0.01%
 5.001% to  6.000%..........       3          277,982.71            0.08
 6.001% to  7.000%..........       3          202,503.27            0.06
 7.001% to  8.000%..........      12        1,223,602.06            0.35
 8.001% to  9.000%..........      30        3,662,506.64            1.04
 9.001% to 10.000%..........      83        9,435,122.15            2.67
10.001% to 11.000%..........     271       37,571,785.55           10.64
11.001% to 12.000%..........     606       71,908,877.55           20.37
12.001% to 13.000%..........   1,272      109,046,168.13           30.89
13.001% to 14.000%..........   1,320       75,361,378.28           21.35
14.001% to 15.000%..........     970       40,078,033.60           11.35
15.001% to 16.000%..........      78        3,870,183.45            1.10
16.001% to 17.000%..........       8          203,516.23            0.06
17.001% to 18.000%..........       6          131,795.68            0.04
                               -----     ---------------          ------
    Total...................   4,663     $352,999,298.37          100.00%
                               =====     ===============          ======

                  Remaining Months to Maturity--Group I-B Loans

                                                                  % of
                           Number of                       Group I-B Loans by
Months Remaining to          Loans    Aggregate Principal Outstanding Principal
Scheduled Maturity         as of Cut- Balance Outstanding     Balance as of
as of Cut-off Date          off Date  as of Cut-off Date      Cut-off Date
-------------------        ---------- ------------------- ---------------------
Less than 31..............       4      $     85,979.66            0.02%
31 to 60..................      21           730,160.03            0.21
61 to 90..................      18           518,418.53            0.15
91 to 120.................     217         8,403,634.34            2.38
121 to 150................      52         2,950,825.75            0.84
151 to 180................     607        33,960,617.38            9.62
181 to 210................      49         2,405,825.69            0.68
211 to 240................   1,837       117,283,155.21           33.22
241 to 270................       5           374,050.70            0.11
271 to 300................     318        21,261,365.63            6.02
301 to 330................      30         3,175,131.66            0.90
331 to 360................   1,505       161,850,133.79           45.85
                             -----      ---------------          ------
    Total.................   4,663      $352,999,298.37          100.00%
                             =====      ===============          ======

                         Lien Position--Group I-B Loans

                                                                 % of
                           Number of                       Group I-B Loans by
                             Loans    Aggregate Principal Outstanding Principal
                           as of Cut- Balance Outstanding     Balance as of
Position                    off Date  as of Cut-off Date      Cut-off Date
--------                   ---------- ------------------- ---------------------
First.....................   2,978      $281,726,597.46           79.81%
Second....................   1,654        70,182,795.36           19.88
Third.....................      31         1,089,905.55            0.31
                             -----      ---------------          ------
    Total.................   4,663      $352,999,298.37          100.00%
                             =====      ===============          ======

                  Combined Loan-to-Value Ratio--Group I-B Loans

                                                                 % of Group I-B
                               Number of   Aggregate Principal Loans by Outstanding
                              Loans as of  Balance Outstanding   Principal Balance
Combined Loan-to-Value Ratio  Cut-off Date as of Cut-off Date   as of Cut-off Date
----------------------------  ------------ ------------------- ---------------------
 5.001% to 10.000%..........         1       $     21,000.00            0.01%
10.001% to 15.000%..........         4            161,537.73            0.05
15.001% to 20.000%..........         5            122,488.90            0.03
20.001% to 25.000%..........         6            267,863.69            0.08
25.001% to 30.000%..........        14            514,184.01            0.15
30.001% to 35.000%..........        16            474,665.25            0.13
35.001% to 40.000%..........        23            847,033.35            0.24
40.001% to 45.000%..........        21            884,546.15            0.25
45.001% to 50.000%..........        29          1,496,942.59            0.42
50.001% to 55.000%..........        32          1,211,499.02            0.34
55.001% to 60.000%..........        49          2,307,047.60            0.65
60.001% to 65.000%..........        61          3,243,824.96            0.92
65.001% to 70.000%..........       111          6,512,866.67            1.85
70.001% to 75.000%..........       179         11,737,203.10            3.32
75.001% to 80.000%..........       444         28,679,135.25            8.12
80.001% to 85.000%..........       395         29,497,587.79            8.36
85.001% to 90.000%..........       625         49,743,622.92           14.09
90.001% to 95.000%..........       872         71,798,472.86           20.34
95.001% to 100.000%.........     1,776        143,477,776.53           40.65
                                 -----       ---------------          ------
    Total...................     4,663       $352,999,298.37          100.00%
                                 =====       ===============          ======

       Geographical Distribution of Mortgaged Properties--Group II-A Loans

                                                                       % of
                                                                    Group II-A
                                                                     Loans by
                                               Aggregate Principal  Outstanding
                                   Number of         Balance         Principal
                                  Loans as of   Outstanding as of  Balance as of
                                  Cut-off Date    Cut-off Date     Cut-off Date
                                  ------------ ------------------- -------------
Alabama..........................       4        $   224,622.26         0.48%
Arizona..........................      22          2,063,237.03         4.39
Arkansas.........................      14          1,075,417.77         2.29
California.......................      40          3,252,532.42         6.92
Colorado.........................      21          2,035,324.07         4.33
Connecticut......................      15          1,372,927.34         2.92
Delaware.........................       1             46,699.28         0.10
Florida..........................      25          2,185,038.63         4.65
Georgia..........................      19          1,710,326.15         3.64
Idaho............................       2            290,526.39         0.62
Illinois.........................      32          1,986,414.79         4.23
Indiana..........................      15            963,968.53         2.05
Iowa.............................      25          1,453,877.17         3.09
Kansas...........................      15          1,169,901.24         2.49
Kentucky.........................       6            424,443.67         0.90
Louisiana........................      10            704,760.86         1.50
Maine............................       2             78,657.42         0.17
Maryland.........................       5            120,918.58         0.26
Massachusetts....................       3            302,124.96         0.64
Michigan.........................      36          3,236,331.76         6.89
Minnesota........................      23          1,538,266.12         3.27
Mississippi......................       6            466,064.70         0.99
Missouri.........................      24          1,895,921.54         4.03
Nebraska.........................      12            911,453.51         1.94
Nevada...........................      10            424,251.02         0.90
New Hampshire....................       4            183,426.45         0.39
New Jersey.......................      11            794,247.82         1.69
New Mexico.......................       2            144,063.67         0.31
New York.........................      31          1,757,296.49         3.74
North Carolina...................       2            143,681.29         0.31
North Dakota.....................       4            239,184.59         0.51
Ohio.............................      21          1,624,404.23         3.46
Oklahoma.........................      13            953,188.81         2.03
Pennsylvania.....................      47          3,470,739.57         7.39
South Carolina...................      16          1,456,799.25         3.10
South Dakota.....................       7            430,753.25         0.92
Tennessee........................      17          1,511,148.51         3.22
Texas............................      11            226,615.14         0.48
Utah.............................       3            219,209.42         0.47
Vermont..........................       3            165,106.15         0.35
Virginia.........................      15          1,392,243.19         2.96
Washington.......................      11          1,186,436.53         2.52
West Virginia....................       2            170,824.08         0.36
Wisconsin........................      12            990,752.11         2.11
                                      ---        --------------       ------
Total............................     619        $46,994,127.76       100.00%
                                      ===        ==============       ======

                     Years of Origination--Group II-A Loans

                                                                  % of
                           Number of                       Group II-A Loans by
                             Loans    Aggregate Principal Outstanding Principal
                           as of Cut- Balance Outstanding     Balance as of
Year of Origination         off Date  as of Cut-off Date      Cut-off Date
-------------------        ---------- ------------------- ---------------------
1988......................      1       $    63,973.10             0.14%
1989......................      2            39,533.24             0.08
1997......................      3           117,202.80             0.25
1998......................      6           543,995.70             1.16
1999......................     14           922,168.27             1.96
2000......................    204        15,841,477.60            33.71
2001......................    389        29,465,777.05            62.70
                              ---       --------------           ------
    Total.................    619       $46,994,127.76           100.00%
                              ===       ==============           ======

             Distribution of Original Loan Amounts--Group II-A Loans

                                                                 % of
                          Number of                       Group II-A Loans by
                            Loans    Aggregate Principal Outstanding Principal
Original Loan Amount (in  as of Cut- Balance Outstanding     Balance as of
Dollars)                   off Date  as of Cut-off Date      Cut-off Date
------------------------  ---------- ------------------- ---------------------
$ 10,000.00 to
 $ 19,999.99.............     46       $   697,071.76             1.48%
$ 20,000.00 to
 $ 29,999.99.............     57         1,430,584.06             3.04
$ 30,000.00 to
 $ 39,999.99.............     60         2,088,426.61             4.44
$ 40,000.00 to
 $ 49,999.99.............     54         2,453,296.20             5.22
$ 50,000.00 to
 $ 59,999.99.............     56         3,071,683.41             6.54
$ 60,000.00 to
 $ 69,999.99.............     43         2,761,879.98             5.88
$ 70,000.00 to
 $ 79,999.99.............     62         4,573,671.72             9.73
$ 80,000.00 to
 $ 89,999.99.............     44         3,705,983.61             7.89
$ 90,000.00 to
 $ 99,999.99.............     44         4,154,779.43             8.84
$100,000.00 to
 $109,999.99.............     25         2,596,988.15             5.53
$110,000.00 to
 $119,999.99.............     19         2,172,508.42             4.62
$120,000.00 to
 $129,999.99.............     24         2,926,213.39             6.23
$130,000.00 to
 $139,999.99.............     23         3,086,255.77             6.57
$140,000.00 to
 $149,999.99.............     10         1,440,882.85             3.07
$150,000.00 to
 $159,999.99.............     14         2,169,747.58             4.62
$160,000.00 to
 $169,999.99.............      8         1,309,201.31             2.79
$170,000.00 to
 $179,999.99.............      9         1,564,721.12             3.33
$180,000.00 to
 $189,999.99.............      4           726,830.69             1.55
$190,000.00 to
 $199,999.99.............      5           977,609.87             2.08
$200,000.00 to
 $209,999.99.............      1           207,580.92             0.44
$210,000.00 to
 $219,999.99.............      3           631,157.15             1.34
$220,000.00 to
 $229,999.99.............      1           228,374.22             0.49
$240,000.00 to
 $249,999.99.............      1           244,520.90             0.52
$270,000.00 to
 $279,999.99.............      1           270,009.66             0.57
$280,000.00 to
 $289,999.99.............      2           576,944.21             1.23
$300,000.00 to
 $309,999.99.............      2           605,024.15             1.29
$320,000.00 to
 $329,999.99.............      1           322,180.62             0.69
                             ---       --------------           ------
    Total................    619       $46,994,127.76           100.00%
                             ===       ==============           ======

                          Loan Rates--Group II-A Loans

                             Number of                             % of
                               Loans                        Group II-A Loans by
                               as of   Aggregate Principal Outstanding Principal
                               Cut-    Balance Outstanding     Balance as of
Range of Loan Rates          off Date  as of Cut-off Date      Cut-off Date
-------------------          --------- ------------------- ---------------------
7.001% to  8.000%...........      1      $    22,181.18             0.05%
8.001% to  9.000%...........      5          709,748.98             1.51
9.001% to 10.000%...........     10          803,504.29             1.71
10.001% to 11.000%..........     33        4,432,551.19             9.43
11.001% to 12.000%..........     73        8,268,856.62            17.60
12.001% to 13.000%..........    164       15,771,167.54            33.56
13.001% to 14.000%..........    160       10,094,204.41            21.48
14.001% to 15.000%..........    154        6,412,251.77            13.64
15.001% to 16.000%..........      6          153,845.82             0.33
16.001% to 17.000%..........      5          198,485.83             0.42
17.001% to 18.000%..........      5           71,095.28             0.15
18.001% to 19.000%..........      1           10,948.35             0.02
19.001% to 20.000%..........      1           13,841.54             0.03
20.001% to 21.000%..........      1           31,444.96             0.07
                                ---      --------------           ------
    Total...................    619      $46,994,127.76           100.00%
                                ===      ==============           ======

                 Remaining Months to Maturity--Group II-A Loans

                                                                  % of
                           Number of                       Group II-A Loans by
Months Remaining to          Loans    Aggregate Principal Outstanding Principal
Scheduled Maturity         as of Cut- Balance Outstanding     Balance as of
as of Cut-off Date          off Date  as of Cut-off Date      Cut-off Date
-------------------        ---------- ------------------- ---------------------
31 to 60..................      3       $    70,770.97             0.15%
61 to 90..................      2           110,832.14             0.24
91 to 120.................     22           889,697.31             1.89
121 to 150................      9           587,819,61             1.25
151 to 180................    106         7,773,625.58            16.54
181 to 210................      4           219,985.92             0.47
211 to 240................    315        22,702,052.47            48.31
241 to 270................      2           300,064.60             0.64
271 to 300................     69         4,873,810.83            10.37
301 to 330................      1            89,222.07             0.19
331 to 360................     86         9,376,246.26            19.95
                              ---       --------------           ------
    Total.................    619       $46,994,127.76           100.00%
                              ===       ==============           ======

                         Lien Position--Group II-A Loans

                                                                  % of
                           Number of                       Group II-A Loans by
                             Loans    Aggregate Principal Outstanding Principal
                           as of Cut- Balance Outstanding     Balance as of
Position                    off Date  as of Cut-off Date      Cut-off Date
--------                   ---------- ------------------- ---------------------
First.....................    376       $37,016,381.56            78.77%
Second....................    241         9,871,092.02            21.00
Third.....................      2           106,654.18             0.23
                              ---       --------------           ------
    Total.................    619       $46,994,127.76           100.00%
                              ===       ==============           ======

                 Combined Loan-to-Value Ratio--Group II-A Loans

                                                                       % of
                                                                 Group II-A Loans
                                Number of   Aggregate Principal   by Outstanding
                               Loans as of  Balance Outstanding Principal Balance
Combined Loan-to-Value Ratio   Cut-off Date as of Cut-off Date  as of Cut-off Date
----------------------------   ------------ ------------------- ------------------
 95.001% to 100.000%..........       1        $    20,997.00            0.04%
100.001% to 105.000%..........     465         33,224,309.87           70.70
105.001% to 110.000%..........     132         11,931,320.95           25.39
110.001% to 115.000%..........      14          1,074,245.22            2.29
115.001% to 120.000%..........       4            289,523.76            0.62
120.001% to 125.000%..........       3            453,730.96            0.97
                                   ---        --------------          ------
    Total.....................     619        $46,994,127.76          100.00%
                                   ===        ==============          ======

       Geographical Distribution of Mortgaged Properties--Group II-B Loans

                                                                       % of
                                                                    Group II-B
                                                                     Loans by
                                               Aggregate Principal  Outstanding
                                   Number of         Balance         Principal
                                  Loans as of   Outstanding as of  Balance as of
                                  Cut-off Date    Cut-off Date     Cut-off Date
                                  ------------ ------------------- -------------
Alabama..........................       76       $ 1,773,353.54         1.77%
Arizona..........................       79         1,882,277.27         1.88
Arkansas.........................      221         4,379,441.01         4.38
California.......................      213         8,067,047.63         8.07
Colorado.........................       50           663,932.33         0.66
Connecticut......................      108         2,322,638.31         2.32
Delaware.........................       27           668,057.02         0.69
District of Columbia.............        4            84,695.77         0.08
Florida..........................      256         7,118,158.12         7.12
Georgia..........................       66         1,833,996.38         1.83
Idaho............................        9           199,324.50         0.20
Illinois.........................      183         3,534,423.08         3.53
Indiana..........................      113         2,036,445.73         2.04
Iowa.............................       38           829,198.06         0.83
Kansas...........................       51         1,085,705.72         1.09
Kentucky.........................       55         1,152,846.21         1.15
Louisiana........................       32           715,113.62         0.72
Maine............................       28           553,848.66         0.55
Maryland.........................       54         1,473,111.15         1.47
Massachusetts....................       51         1,075,551.52         1.08
Michigan.........................      184         4,279,450.38         4.28
Minnesota........................       41           954,245.07         0.95
Mississippi......................       15           407,911.70         0.41
Missouri.........................      130         2,268,725.34         2.27
Montana..........................        9           334,316.34         0.33
Nebraska.........................       12           193,360.97         0.19
Nevada...........................       43         1,393,949.08         1.39
New Hampshire....................       10           352,978.17         0.35
New Jersey.......................      304         7,132,871.28         7.13
New Mexico.......................       22           547,308.85         0.55
New York.........................      353         8,214,705.11         8.21
North Carolina...................       90         2,180,369.50         2.18
North Dakota.....................        5           115,972.81         0.12
Ohio.............................      226         4,175,918.80         4.18
Oklahoma.........................       46           806,172.95         0.81
Oregon...........................       17           441,357.88         0.44
Pennsylvania.....................      351         9,484,372.50         9.48
Rhode Island.....................       25           428,778.62         0.43
South Carolina...................       26           679,472.43         0.68
South Dakota.....................        3            38,175.62         0.04
Tennessee........................       68         1,658,235.59         1.66
Texas............................      206         5,329,935.31         5.33
Utah.............................       17           362,862.51         0.36
Vermont..........................        3           119,951.70         0.12
Virginia.........................      133         3,426,437.46         3.43
Washington.......................       75         1,717,133.97         1.72
West Virginia....................       25           572,958.39         0.57
Wisconsin........................       33           718,111.74         0.72
Wyoming..........................       11           194,750.60         0.19
                                     -----       --------------       ------
Total............................    4,197       $99,999,956.30       100.00%
                                     =====       ==============       ======

                     Years of Origination--Group II-B Loans

                                                                  % of
                           Number of                       Group II-B Loans by
                             Loans    Aggregate Principal Outstanding Principal
                           as of Cut- Balance Outstanding     Balance as of
Year of Origination         off Date  as of Cut-off Date      Cut-off Date
-------------------        ---------- ------------------- ---------------------
1991......................       1      $     8,956.20             0.01%
1992......................       4           15,376.85             0.02
1993......................       1            3,478.37                *
1994......................      11           56,352.86             0.06
1995......................      14          135,017.07             0.14
1996......................       3           25,285.97             0.03
1997......................       2           12,897.58             0.01
1998......................       9          189,068.68             0.19
1999......................     303        8,501,534.06             8.50
2000......................   2,884       68,547,279.15            68.55
2001......................     965       22,504,709.51            22.50
                             -----      --------------           ------
    Total.................   4,197      $99,999,956.30           100.00%
                             =====      ==============           ======
--------
* Indicates an amount greater than zero but less than .005% of the aggregate principal balance of the group II-B loans.

             Distribution of Original Loan Amounts--Group II-B Loans

                                                                 % of
                          Number of                       Group II-B Loans by
                            Loans    Aggregate Principal Outstanding Principal
Original Loan Amount (in  as of Cut- Balance Outstanding     Balance as of
Dollars)                   off Date  as of Cut-off Date      Cut-off Date
------------------------  ---------- ------------------- ---------------------
Less than $10,000.00.....     612      $ 4,350,037.56             4.35%
$ 10,000.00 to
 $ 19,999.99.............   1,396       20,161,050.57            20.16
$ 20,000.00 to
 $ 29,999.99.............   1,044       25,116,850.99            25.12
$ 30,000.00 to
 $ 39,999.99.............     589       19,907,861.13            19.91
$ 40,000.00 to
 $ 49,999.99.............     312       13,402,029.92            13.40
$ 50,000.00 to
 $ 59,999.99.............     139        7,170,839.03             7.17
$ 60,000.00 to
 $ 69,999.99.............      27        1,729,839.03             1.73
$ 70,000.00 to
 $ 79,999.99.............      25        1,855,062.15             1.86
$ 80,000.00 to
 $ 89,999.99.............       8          665,754.29             0.67
$ 90,000.00 to
 $ 99,999.99.............      11          977,897.67             0.98
$100,000.00 to
 $109,999.99.............       7          726,281.35             0.73
$110,000.00 to
 $119,999.99.............       7          807,890.24             0.81
$120,000.00 to
 $129,999.99.............       4          484,535.39             0.48
$130,000.00 to
 $139,999.99.............       3          394,468.86             0.39
$140,000.00 to
 $149,999.99.............       5          696,151.30             0.70
$150,000.00 to
 $159,999.99.............       2          311,035.69             0.31
$160,000.00 to
 $169,999.99.............       2          317,681.31             0.32
$180,000.00 to
 $189,999.99.............       2          371,652.97             0.37
$250,000.00 to
 $259,999.99.............       1          253,182.61             0.25
$300,000.00 to
 $309,999.99.............       1          299,936.58             0.30
                            -----      --------------           ------
    Total................   4,197      $99,999,956.30           100.00%
                            =====      ==============           ======

                          Loan Rates--Group II-B Loans

                             Number of                             % of
                               Loans                        Group II-B Loans by
                               as of   Aggregate Principal Outstanding Principal
                               Cut-    Balance Outstanding     Balance as of
Range of Loan Rates          off Date  as of Cut-off Date      Cut-off Date
-------------------          --------- ------------------- ---------------------
 7.001% to  8.000%..........      14     $   312,370.38             0.31%
 8.001% to  9.000%..........      61       1,998,856.24             2.00
 9.001% to 10.000%..........     157       5,616,743.66             5.62
10.001% to 11.000%..........     366      10,420,826.46            10.42
11.001% to 12.000%..........     497      12,925,047.66            12.93
12.001% to 13.000%..........     508      13,546,591.57            13.55
13.001% to 14.000%..........     719      16,498,592.54            16.50
14.001% to 15.000%..........   1,017      20,247,175.80            20.25
15.001% to 16.000%..........     397       8,282,604.19             8.28
16.001% to 17.000%..........     241       5,243,586.40             5.24
17.001% to 18.000%..........     146       3,253,593.66             3.25
18.001% to 19.000%..........      63       1,455,280.87             1.46
19.001% to 20.000%..........      11         198,686.87             0.20
                               -----     --------------           ------
    Total...................   4,197     $99,999,956.30           100.00%
                               =====     ==============           ======

                 Remaining Months to Maturity--Group II-B Loans

                                                                  % of
                           Number of                       Group II-B Loans by
Months Remaining to          Loans    Aggregate Principal Outstanding Principal
Scheduled Maturity         as of Cut- Balance Outstanding     Balance as of
as of Cut-off Date          off Date  as of Cut-off Date      Cut-off Date
-------------------        ---------- ------------------- ---------------------
Less than 31..............      12      $    64,085.63             0.06%
31 to 60..................     160        1,418,673.10             1.42
61 to 90..................      98        1,128,532.33             1.13
91 to 120.................     828       12,703 337.00            12.70
121 to 150................      54          876,349.48             0.88
151 to 180................     925       20,522,973.24            20.52
181 to 210................     156        2,500,969.40             2.50
211 to 240................     794       20,690,065.42            20.69
241 to 270................       5          105,049.11             0.11
271 to 300................   1,149       38,419,878.23            38.42
331 to 360................      16        1,570,043.36             1.57
                             -----      --------------           ------
    Total.................   4,197      $99,999,956.30           100.00%
                             =====      ==============           ======

                         Lien Position--Group II-B Loans

                                                                  % of
                           Number of                       Group II-B Loans by
                             Loans    Aggregate Principal Outstanding Principal
                           as of Cut- Balance Outstanding     Balance as of
Position                    off Date  as of Cut-off Date      Cut-off Date
--------                   ---------- ------------------- ---------------------
First.....................     318      $12,014,262.92            12.01%
Second....................   3,267       72,471,536.47            72.47
Third.....................     609       15,449,862.23            15.45
Fourth....................       3           64,294.68             0.06
                             -----      --------------           ------
    Total.................   4,197      $99,999,956.30           100.00%
                             =====      ==============           ======

                 Combined Loan-to-Value Ratio--Group II-B Loans

                                                                       % of
                                                                 Group II-B Loans
                                Number of   Aggregate Principal   by Outstanding
                               Loans as of  Balance Outstanding Principal Balance
Combined Loan-to-Value Ratio   Cut-off Date as of Cut-off Date  as of Cut-off Date
---------------------------   ------------ ------------------- ------------------
  0.001% to   5.000%..........        9       $    56,148.88            0.06%
  5.001% to  10.000%..........       29           306,890.31            0.31
 10.001% to  15.000%..........       49           559,787.34            0.56
 15.001% to  20.000%..........       40           717,602.54            0.72
 20.001% to  25.000%..........       62           948,438.77            0.95
 25.001% to  30.000%..........       57         1,012,815.14            1.01
 30.001% to  35.000%..........       54           901,972.63            0.90
 35.001% to  40.000%..........       51           869,320.23            0.87
 40.001% to  45.000%..........       69         1,560,123.96            1.56
 45.001% to  50.000%..........       77         1,537,771.16            1.54
 50.001% to  55.000%..........       77         1,312,535.40            1.31
 55.001% to  60.000%..........       83         1,620,493.52            1.62
 60.001% to  65.000%..........      107         2,242,142.97            2.24
 65.001% to  70.000%..........      154         3,149,298.53            3.15
 70.001% to  75.000%..........      165         3,868,702.93            3.87
 75.001% to  80.000%..........      230         5,630,921.71            5.63
 80.001% to  85.000%..........      241         5,891,023.53            5.89
 85.001% to  90.000%..........      363         9,221,675.49            9.22
 90.001% to  95.000%..........      522        12,369,476.20           12.37
 95.001% to 100.000%..........    1,027        24,265,870.69           24.27
100.001% to 105.000%..........      562        16,730,683.44           16.73
105.001% to 110.000%..........       98         3,258,105.04            3.26
110.001% to 115.000%..........       15           593,594.81            0.59
115.001% to 120.000%..........       12           304,374.84            0.30
120.001% to 125.000%..........       44         1,070,186.24            1.07
                                  -----       --------------          ------
    Total.....................    4,197       $99,999,956.30          100.00%
                                  =====       ==============          ======